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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934



                                   May 5, 1999
               (Date of Report - Date of earliest event reported)



                        Commission File Number: 333-04254
                                                ---------




                              BAR TECHNOLOGIES INC.
                              ---------------------
             (Exact name of registrant as specified in its charter)




             DELAWARE                                13-3753384
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  (State or other jurisdiction of         (IRS Employer Identification No.)
  incorporation or organization)




         3770 EMBASSY PARKWAY
          AKRON, OHIO  44333                            (330) 670-3000
-----------------------------------------      ---------------------------------
(Address of principal executive offices)        (Registrant's telephone number)




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Item 5.  Other Events
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The following exhibit is being filed herewith.

Exhibit Index

Exhibit
Number                                  Exhibit Description
------                                  -------------------

(10.53) Amendment dated May 5, 1999 to the Credit Agreement dated April 2, 1996 as amended and restated April 25, 1996, as further amended and restated as of September 5, 1997, by and between the Company, Bliss & Laughlin Steel Company and a group of lenders, with The Chase Manhattan bank as Administrative Agent, filed herewith.




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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                       BAR TECHNOLOGIES INC.




Date:  May 18, 1999                    By: /s/ Thomas N. Tyrrell
                                       -------------------------
                                       Thomas N. Tyrrell
                                       Chief Executive Officer




Date:  May 18, 1999                    By: /s/ Brenda K. Brown
                                       -----------------------
                                       Brenda K. Brown
                                       Vice President of Finance and Controller